                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2002


                                  LIFEF/X, INC.
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            0-25171                                 84-1385529
---------------------------------        -----------------------------------
   (Commission File Number)              (I.R.S. Employer Identification No.)


  153 NEEDHAM STREET, BUILDING ONE,
      NEWTON, MASSACHUSETTS                             02464
-----------------------------------------   ----------------------------------
 (Address of Principal Executive Offices)             (Zip Code)



                                 (617) 964-4200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                  8 CAMBRIDGE CENTER, CAMBRIDGE, MASSACHUSETTS
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

       CHANGES IN MANAGEMENT

       On March 15, 2002, Lifef/x, Inc. (the "Company") appointed Dennis J. Crane as its interim Chief Executive Officer. Mr. Crane, the president of Crane Consulting Corporation, had been serving as an advisor to the Company since January 2002 under a letter agreement by and between the Company and Crane Consulting dated as of January 5, 2002 entered into in connection with the Company's December 2001 loan facility, described below. Mr. Crane also serves as a consultant to Safeguard Scientifics, Inc., the Company's largest shareholder. Pursuant to this agreement, Mr. Crane is eligible to receive a fee of $2,500 per day for his service as interim CEO. The Company may terminate the services of Mr. Crane at any time upon seven days' prior notice. The Company is searching for a permanent CEO, but can give no assurances that it will be able to locate one in a timely manner, if at all, or that such person will be able to successfully manage the Company's business and operations.

       Concurrent with Mr. Crane's appointment, the Company appointed Lucille S. Salhany as the Chairman of its Board of Directors, and Michael S. Rosenblatt as its President - Sales. Ms. Salhany had served as the Chief Executive Officer, Co-President and Director of the Company since December 1999. Pursuant to an agreement entered into with the Company on March 15, 2002, Ms. Salhany will receive an annual salary of $50,000 for her service as Chairman. Mr. Rosenblatt, a founder of the Company, had served as Chairman and Co-President since December 1999. Under an employment agreement with the Company dated as of March 15, 2002, Mr. Rosenblatt is eligible to receive an annualized salary of $165,000. Mr. Rosenblatt is also eligible to receive two bonuses totaling $145,000 upon the achievement of certain strategic milestones during his term. The term of his employment under the agreement shall be six months, effective January 1, 2002.

       RESIGNATION OF DIRECTORS

       On March 27, 2002, the Company received the resignation of Nancy Hawthorne as a director of the Company. On March 28, 2002, the Company received the resignation of Dr. Leslie Selbovitz, also a director of the Company. Neither Ms. Hawthorne nor Dr. Selbovitz expressed that their resignations arose as a result of any disagreement with the Company relating to the Company's operations, policies or practices. Both Ms. Hawthorne and Dr. Selbovitz served on the board's audit committee. The Company has not filled the vacancies left by Ms. Hawthorne and Dr. Selbovitz.

       LIQUIDITY

       As of December 31, 2001, the Company had $200,000 in cash and cash equivalents. In December 2001, the Company entered into a loan agreement with Safeguard 2001 Capital, L.P., an affiliate of Safeguard Scientifics, Inc. (collectively,

"Safeguard"), the Company's largest stockholder, relating to a senior secured loan facility in the aggregate principal amount of $4,000,000 (the "Loan Agreement"). The loan facility is secured by a perfected first priority security interest in the Company's assets. Under the terms of the Loan Agreement, the funds may be drawn by the Company at certain scheduled intervals over a one year period upon the satisfaction of certain terms and conditions. As of March 31, 2002, the Company had drawn $3,036,520 against the loan facility. Assuming the Company is able to satisfy the conditions necessary to draw down the remaining principal of the facility, it will have funds sufficient to support its operations only through the beginning of May 2002. However, there can be no assurances that the Company will be able to satisfy the conditions to make any additional draws under the facility. If the Company is unable to make additional draws, it will be unable to support its business operations, and will have to obtain acceptable additional financing. The Company can give no assurances that additional financing will be available on a timely basis, if at all, or if available, on acceptable terms. The Company has not currently identified any source of additional funding for its operations. If the Company does not obtain additional financing, it may have to declare bankruptcy.

       The foregoing discussion is qualified by reference to the full text of the exhibits to this report on Form 8-K, each of which is incorporated herein by reference in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) EXHIBITS




EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
10.1                                Letter Agreement dated as of January 5, 2002, by and between Lifef/x,
                                    Inc. and Crane Consulting Corporation.

10.2                                Nondisclosure Agreement dated as of January 5, 2002 by and between
                                    Lifef/x, Inc. and Crane Consulting Corporation.

10.3                                Employment Agreement dated as of March 15, 2002 by and between Lifef/x,
                                    Inc. and Lucille S. Salhany.

10.4                                Employment Agreement dated as of March 15, 2002 by and between Lifef/x,
                                    Inc. and Michael S. Rosenblatt.

                                  EXHIBIT INDEX





EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
10.1                                Letter Agreement dated as of January 5, 2002, by and between Lifef/x,
                                    Inc. and Crane Consulting Corporation.

10.2                                Nondisclosure Agreement dated as of January 5, 2002 by and between
                                    Lifef/x, Inc. and Crane Consulting Corporation.

10.3                                Employment Agreement dated as of March 15, 2002 by and between Lifef/x,
                                    Inc. and Lucille S. Salhany.

10.4                                Employment Agreement dated as of March 15, 2002 by and between Lifef/x,
                                    Inc. and Michael S. Rosenblatt.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 31, 2002                  LIFE F/X, INC.

                                       By: /S/ DENNIS J. CRANE
                                          -----------------------------------
                                           Dennis J. Crane
                                           Acting Chief Executive Officer